UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     January 4, 2005 (December 31, 2004)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-120436	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 2.01

Completion of Acquisition or Disposition of Assets.

Effective as of 11:59 P.M. on December 31, 2004, certain subsidiaries (the “Vanguard Purchaser Subsidiaries”) of Vanguard Health Systems, Inc. (“Vanguard”) acquired (the “Acquisition”) the property, plant and equipment of three acute-care hospitals (the “Acute Care Hospitals”), the medical office buildings incident to the operation of the Acute Care Hospitals (the “MOBs”) and other healthcare businesses incident to the operation of the Acute Care Hospitals (the “Other Businesses”; the Acute Care Hospitals, the MOBs and the Other Businesses referred to, collectively, as the “Hospitals”) located in Massachusetts from subsidiaries of Tenet Healthcare Corporation (collectively, with such subsidiaries, “Tenet”).  The Acute Care Hospitals acquired were the 348-bed Saint Vincent Hospital at Worcester Medical Center in Worcester, MA which was acquired from Saint Vincent Hospital, L.L.C., Saint Vincent Healthcare System, Inc. and subsidiaries (collectively, “SVHS”) and the 420-bed, two-campus Metro West Medical Center, consisting of Leonard Morse Hospital in Natick, MA and Framingham Union Hospital in Framingham, MA which were acquired from Tenet MetroWest Healthcare System, Limited Partnership, Tenet Health System MW, Inc. and subsidiaries (collectively, “THSMW”).  For the year ended December 31, 2003, and the nine months ended September 30, 2004, the total operating revenues for the acquired Hospitals were approximately $404 million and $333 million, respectively.

The Vanguard Purchaser Subsidiaries paid a base purchase price of $100.3 million for the property, plant and equipment of the Hospitals acquired.  The Vanguard Purchaser Subsidiaries also acquired certain current assets of the Hospitals consisting of supplies, certain prepaid expenses and certain other current assets and assumed certain current liabilities of the Hospitals consisting of certain accounts payable, accrued payroll and other current liabilities.  At closing, the base purchase price of $100.3 million was adjusted downward by approximately $13.3 million to approximately $87.0 million to reflect the excess of the amount of the estimated $21.0 million of current liabilities assumed and $0.2 million of net purchase price credits due to the Vanguard Purchaser Subsidiaries over the amount of the estimated $7.9 million value of the current assets purchased; and the Vanguard Purchaser Subsidiaries paid such $87.0 million adjusted purchase price all in cash. The adjusted purchase price is subject to further adjustment up or down based upon changes in the final valuation of the current assets purchased, the current liabilities assumed and certain other adjustments in respect of the one month period prior to the closing date, such adjustment to be determined by Vanguard and Tenet within 170 days after the closing date.

In addition, at closing the Vanguard Purchaser Subsidiaries paid approximately $0.4 million of closing costs to third parties. After closing, the Vanguard Purchaser Subsidiaries expect to spend approximately an additional $39.5 million to build from operations net working capital for the Hospitals.

On January 3, 2005, Vanguard issued a press release about this transaction which is attached as Exhibit 99.1 to this report and incorporated by reference herein.

The Acquisition was made pursuant to the terms of a certain Asset Sale Agreement dated as of October 11, 2004, as amended by Amendment  No. 1 to Asset Sale Agreement dated as of December 23, 2004, copies of which are included as Exhibits 10.1 and 10.3, respectively, to this report. The foregoing description of the provisions of the Asset Sale Agreement is qualified in its entirety by reference to such Exhibits.

Item 2.03

Creation of a Direct Financial Obligation

In order to fund in cash the $87.4 million adjusted purchase price plus closing costs paid by the Vanguard Purchaser Subsidiaries on December 31, 2004, in respect of the Acquisition described in Item 2.01 above, two subsidiaries of Vanguard (Vanguard Health Holding Company II, LLC, which is referred to herein as “VHS Holdco II, and Vanguard Holding Company II, Inc., which along with VHS Holdco II is referred to herein as the “Vanguard Borrowers”) made a term loan borrowing in the amount of $60.0 million under an up to $150.0 million delayed draw term loan facility which is part of Vanguard’s  senior credit facilities described below. The $27.4 million balance of the adjusted purchase price was paid at closing by the Vanguard Purchaser Subsidiaries with cash on hand.

On September 23, 2004, the Vanguard Borrowers and Vanguard Health Holding Company I, LLC (another Vanguard subsidiary which is referred to herein as “VHS Holdco I”) entered into senior credit facilities provided by a syndicate of banks and other financial institutions with Banc of America Securities LLC and Citigroup Global Markets Inc. serving as joint lead arrangers and book runners, Bank of America, N.A., as administrative agent, Citicorp North America, Inc., as syndication agent and General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as co-documentation agents. Vanguard’s senior credit facilities consist of a revolving credit facility and term loan facilities. Vanguard’s revolving credit facility provides for loans in a total principal amount of up to $250.0 million, and matures in six years. The initial term loan facility, which matures in seven years, provides for loans in a total principal amount of up to $800.0 million as follows: (1) $475.0 million that was borrowed on September 23, 2004 to finance a  transaction whereby private equity funds affiliated with The Blackstone Group became the beneficial owner of more than 66% of Vanguard’s common stock, to refinance Vanguard’s previous  indebtedness and to pay fees and expenses relating thereto; (2) up to $150.0 million is available as a delayed draw term loan facility until February 20, 2004, to finance the Acquisition described in Item 2.01 above, to fund working capital and capital expenditures in connection with the Acquisition, and since such Acquisition was completed prior to February 20, 2004, to fund other general corporate purposes, and  (3) up to $175.0 million is available under a second delayed draw term loan facility until September 23, 2005 for working capital, capital expenditures and other general corporate purposes. Vanguard currently expects on or prior to February 20, 2004, to cause the Vanguard Borrowers to borrow all of the $90.0 million undrawn balance of the $150.0 million delayed draw term loan facility in order to build net working capital for the acquired Hospitals, to finance capital expenditures at the acquired Hospitals and for its general corporate purposes.   In addition, upon the occurrence of certain events, the Vanguard Borrowers may request an incremental term loan facility to be added to the existing senior credit facilities in an amount not to exceed $300.0 million in the aggregate, subject to receipt of commitments by existing lenders or other financing institutions and to the satisfaction of certain other conditions.

The term loan borrowings under the senior credit facilities bear interest at a rate equal to, at Vanguard’s option, either a base rate plus 2.25% or LIBOR plus 3.25%. The borrowings under the revolving credit facility bear interest at a rate equal to, at Vanguard’s option, either a base rate plus 1.50% or LIBOR plus 2.50%. Following delivery of Vanguard’s financial statements for its fiscal quarter ending March 31, 2005, the applicable margin for borrowings under the revolving credit facility may be reduced subject to Vanguard attaining certain leverage ratios. The applicable margin for borrowings under the initial term loan facility will not be subject to adjustment.

In addition to paying interest on outstanding principal under the senior credit facilities, the Vanguard Borrowers are required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder at a rate equal to 0.50% per annum. The Vanguard Borrowers are also required to pay commitment fees to the lenders under the initial term loan  facility at a rate equal to (1) 0.75% per annum in respect of the aggregate unutilized commitments under the $150.0 million delayed draw term loan facility which expires on February 20, 2004  and (2) 2.25% per annum in respect of the unutilized commitments under the $175.0 million delay draw term loan facility which expires on September 23, 2005.

The senior credit facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, Vanguard’s ability, and the ability of its  subsidiaries, to sell assets, incur additional indebtedness or issue preferred stock, repay other indebtedness, pay dividends and distributions or repurchase its capital stock, create liens on assets, make investments, loans or advances, make certain acquisitions, engage in mergers or consolidations, enter into sale and leaseback transactions, engage in certain transactions with affiliates, amend certain material agreements governing its indebtedness, change the business conducted by its subsidiaries and enter into hedging agreements. In addition, the senior credit facilities require Vanguard to maintain the following financial covenants: a maximum total leverage ratio, a maximum senior leverage ratio, a minimum interest coverage ratio and a maximum capital expenditures limitation.

The senior credit facilities also contain certain customary affirmative covenants and events of default customary for senior credit facilities of this type, including failure to pay principal and interest when due, breach of covenants, bankruptcy or insolvency, default in payment of principal of or interest on any other indebtedness in excess of $10 million when due, the occurrence of specified ERISA events, entry of enforceable judgments not paid or stayed  in excess of $10 million and the occurrence of a change of control, as defined.  If an event of default occurs, all obligations of the Vanguard Borrowers under the senior credit facilities could be accelerated by the required lenders, as defined.

The initial term loan facility amortizes each year in an amount equal to 1.0% per annum in equal quarterly installments for the first six years and nine months, with the remaining amount payable on the date that is seven years from September 23, 2004.  Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity, six years from September 23, 2004.

All obligations under the senior credit facilities are unconditionally guaranteed by Vanguard, VHS Holdco I and, subject to certain exceptions, each of Vanguard’s existing and future domestic wholly-owned subsidiaries, referred to collectively as the U.S. Guarantors.  The guarantee by Vanguard of the obligations under the senior credit facilities will be released automatically upon the release of Vanguard from its guarantees of the 9% Senior Subordinated Notes due 2014 issued by the Vanguard Borrowers and the 11-1/4% Senior Discount Notes 2015 issued by VHS Holdco I and Vanguard Holding Company I, Inc.  Vanguard's guarantees of such notes may be released at any time at the option of Vanguard and such subsidiaries which are the issuers of the notes.

All obligations under the senior credit facilities and the guarantees of those obligations are secured by substantially all the assets of VHS Holdco II and of each U.S. Guarantor, including, but not limited to, the following, and subject to certain exceptions:

            •a pledge of 100% of the membership interests of VHS Holdco II, 100%
             of the capital stock of substantially all U.S. Guarantors (other than VHS
             Holdco I), and 65% of the capital stock of each of VHS Holdco II's non-
             U.S. subsidiaries that are directly owned by VHS Holdco II or one of the
             U.S. Guarantors; and

            •a security interest in substantially all tangible and intangible assets of
             VHS Holdco II and each U.S. Guarantor.

The foregoing description of the senior credit facilities does not purport to be complete and is qualified in its entirety by the terms and conditions of (1) the Credit Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.4 to this report; (2) the Security Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.5 to this report; (3) the Vanguard

Guaranty dated as of September 23, 2004, a copy of which is included as Exhibit 10.6 to this report; (4) the Subsidiaries Guaranty dated as of September 23, 2004, a copy of which is included as Exhibit 10.7 to this report; and (5) the Pledge Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.8 to this report.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

The required audited consolidated financial statements of SVHS as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, and the required unaudited condensed consolidated financial statements of SVHS as of September 30, 2004 for the nine months ended September 30, 2003 and 2004, will be filed by amendment to this Form 8-K within 71 calendar days after January 6, 2005, the date by which this report was required to be filed.

The required audited consolidated financial statements of THSMW as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, and the required unaudited condensed consolidated financial statements of THSMW as of September 30, 2004, and for the nine months ended September 30, 2003 and 2004, will be filed by amendment to this Form 8-K within 71 calendar days after January 6, 2005, the date by which this report was required to be filed.

	(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial information, giving effect to the asset purchase as if it had occurred on September 30, 2004, as to the balance sheet, and as of July 1, 2004, for the statement of operations for the three months ended September 30, 2004, and as of July 1, 2003, for the statement of operations for the year ended June 30, 2004, will be filed by amendment to this Form 8-K within 71 calendar days after January 6, 2005, the date by which this report was required to be filed.

	(c)	Exhibits.

10.1

Asset Sale Agreement, dated as of October 11, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.  (Incorporated by reference from Exhibit 10.30 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

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10.2

Guaranty of Performance by Vanguard Health Systems, Inc., dated as of October 11, 2004.  (Incorporated by reference from Exhibit 10.31 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.3

Amendment No. 1 to Asset Sale Agreement, dated as of December 23, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.

10.4

Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners.  (Incorporated by reference from Exhibit 10.1 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.5

Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.6

Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.7

Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.8

Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

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		99.1	Press Release of Vanguard Health Systems, Inc. dated January 3, 2005.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   January 4, 2005                                              VANGUARD HEALTH SYSTEMS, INC.
                                                                                                            (Registrant)

                                                                                    BY: /s/ Ronald P. Soltman
                                                                                           Ronald P. Soltman
                                                                                           Executive Vice President

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1

Asset Sale Agreement, dated as of October 11, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.  (Incorporated by reference from Exhibit 10.30 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.2

Guaranty of Performance by Vanguard Health Systems, Inc., dated as of October 11, 2004.  (Incorporated by reference from Exhibit 10.31 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.3

Amendment No. 1 to Asset Sale Agreement, dated as of December 23, 2004, among Tenet MetroWest Healthcare System, Limited Partnership, Saint Vincent Hospital, L.L.C., OHM Services, Inc. and VHS Acquisition Subsidiary Number 7, Inc.

10.4

Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners.  (Incorporated by reference from Exhibit 10.1 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.5

Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.6

Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

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10.7

Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.8

Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

99.1	Press Release of Vanguard Health Systems, Inc. dated January 3, 2005.

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